EXECUTIVE MANAGEMENT


TOTAL DIRECT COMPENSATION PROGRAM


November 22, 1994

EXECUTIVE MANAGEMENT

TOTAL DIRECT COMPENSATION PROGRAM

OVERVIEW


- - - -    Executive Compensation Program Goals:

- - - -    Facilitate and encourage stock ownership by
     executives


- - - -    Promote a firm-wide culture


- - - -    Emphasize performance-sensitivity in the executive
     compensation area


- - - -    Shift pay from fixed to variable, from short-term
     to long-term


- - - -    Provide a program which is viewed favorably by
     shareholders

EXECUTIVE MANAGEMENT

TOTAL DIRECT COMPENSATION PROGRAM

OVERVIEW


- - - -    Compensation Objective:

     Salary


Total Annual Compensation (TAC)
 (Salary + Target Bonus)

Total Direct Compensation (TDC)
 (TAC + Long-Term Incentive Opportunity)


Relative to the Marketplace

60th Percentile*

Expected Performance:  75th Percentile

Expected Performance:  75th Percentile


TOTAL DIRECT COMPENSATION (TDC)



TDC =

Annual Salary
+
Annual Bonus
+
Long Term Incentives



EXECUTIVE MANAGEMENT

TOTAL DIRECT COMPENSATION PROGRAM

PROGRAM COMPONENTS



1)   ANNUAL SALARY


2)   ANNUAL BONUS


3)   LONG TERM INCENTIVE PLANS (LTIP)


     -    Stock Option Program


     -    Purchased Restricted Stock Program


EXECUTIVE MANAGEMENT

TOTAL DIRECT COMPENSATION PROGRAM

ANNUAL SALARY


     ANNUAL SALARY


- - - -    Amount Determined By:

     -    Market Competitive Data Provided by The HAY
          Group, a National Compensation Consulting
          Firm

     -    Executive Management Recommendations

     -    Compensation Committee of the Board Approval


- - - -    General Guidelines:

     -    50-60th Percentile of Market Competitive Data
          Used as the Midpoint Range

     - For-Profit Hospital Management Companies Used as Benchmarks (See Appendix A)

     - Comparisons also made to General Industry and Not-For-Profit Hospital Companies


EXECUTIVE MANAGEMENT

TOTAL DIRECT COMPENSATION PROGRAM

ANNUAL BONUS
     ANNUAL BONUS


- - - -    Bonus Percent Determined By:


     -    Market Competitive Data as Reported by The
          HAY Group

     -    Executive Management Recommendations

     -    Compensation Committee of the Board Approval


- - - -    General Guidelines:


     -    Base Salary + Annual Bonus = Total Annual
          Compensation (TAC)

     -    TAC = 75th Percentile of Market Competitive
          Data

     ANNUAL BONUS


- - - -    Bonus Objectives:   Each participant in the
program will have specific objectives established      for
each criterion.


Corporate objectives will be established by Executive
Management.


Business Unit and Individual* objectives will be established by the participant and his/her supervisor.


*Individual and/or Business Unit objectives should contain specific goals pertaining to the Employee
Attitude Survey

ANNUAL BONUS

- - - -    Targeted Incentive: Percent of Base Salary (Varies
     by Position)


- - - -    Bonus Opportunity:  Each participant will be
     assigned a Target Incentive Award opportunity.

Executive Management will review performance contributions and achievement of objectives after the end of the fiscal year to determine what, if any, bonus is paid.

Individuals who exceed the performance expectations in a material manner may be eligible for a bonus award greater than the Targeted Incentive.


EXAMPLE

Target Incentive Award:  15% of Base Salary


     ANNUAL BONUS

- - - -    BONUS CRITERIA:     Corporate

                         Business Unit

                         Individual


- - - -    CRITERIA WEIGHTINGS:     Varies by Position

     EXAMPLE

     VP, HRD        Corporate:          50%
                    Business Unit:      35%
                    Individual:         15%

     RVP            Corporate:          35%
                    Business Unit:      55%
                    Individual:         10%


                    ANNUAL BONUS


- - - -    CRITERIA ACCOMPLISHMENTS:

     - Each criterion will be evaluated based on its own merit

          *    Corporate:   If the corporation meets
               its financial goals, a bonus will be
               paid to the executive (as long as he/she is actively employed at the time bonuses are paid out and as long as individual performance throughout the fiscal year was satisfactory)

          *    Business Unit:   If the executive does
               not meet all of his/her business unit
               objectives, executive management (and
               for executive management, the Board)
               will determine the portion, if any, of
               the bonus payout to be made

          *    Individual:   If the executive does not
               meet all of his/her individual
               objectives, executive management (and
               for executive management, the Board)
               will determine the portion, if any, of
               the bonus payout to be made

     -- See the plan document for plan details --


     ANNUAL BONUS


- - - -    CRITERIA DEFINITIONS:


     -    Corporate:  Accomplishment of Pro Forma
          financial objectives

     - Business Unit: Performance and contributions of business unit(s) in supporting the overall strategies of the company

     - Individual: The accomplishment of specific objectives; contributions considered "above and beyond"

     ANNUAL BONUS


     EXAMPLE

HUMAN RESOURCES


- - - -    Target Bonus Potential:       15% of Base Salary

          Corporate (50%)     7.5%

          Business Unit (35%) 5.0%

          Individual (15%)    2.5%

ANNUAL BONUS


EXAMPLE

HUMAN RESOURCES

     -    Corporate:
          Accomplishment of Company Pro Forma Financial
          Objectives

     -    Business Units:
          (Specific objectives for each unit to be established)
          1)   Benefits
          2)   Recruiting
          3)   Compensation
          4)   Employee Relations
          5)   General Services

     -    Individual

          1)   Management of Staff
          2)   Management Development (Personal &
               Staff)
          3)   Community Involvement
          4)   Employee Attitude Survey (Human
               Resources Department plus Corporate
               Office)
          5)   Teamwork


EXECUTIVE MANAGEMENT

TOTAL DIRECT COMPENSATION PROGRAM


LONG TERM INCENTIVE PLAN (LTIP)





LONG TERM INCENTIVE PLAN (LTIP)


- - - -    PARTICIPANTS AND PLAN SPECIFICATIONS

     -    Executive Management Recommendations

     -    Compensation Committee of the Board Approval


- - - -    PLAN COMPONENTS:

     1)   Stock Options Program

     2)   Purchased Restricted Stock (PRS) Program



     LONG TERM INCENTIVE PLAN (LTIP)

- - - -    PARTICIPATION:

     -    Stock Options Program:
          Company Directed*

     -    Purchased Restricted Stock (PRS)
          Program:
          Individual Directed


     * Subject to eligibility rules, performance, vesting and other provisions as outlined in the plan document

LONG TERM INCENTIVE PLAN (LTIP)

- - - -    STOCK OPTION PROGRAM

     -    Non-Qualified Stock Options

     - Stock Option Formula: LTIP Award Percent (%) times annual salary ($) times 50% divided by the fair market value (FMV) of stock options.

          The LTIP Award % is determined by Executive
          Management at the beginning of each fiscal year and approved by the Compensation
          Committee of the Board.

     - Fair market value (FMV) of the stock option is determined by Compensation Committee of the Board (expected to be approximately one-fourth of Market Price of Common Stock


LONG TERM INCENTIVE PLAN (LTIP)


- - - -    STOCK OPTIONS PROGRAM (Continued)

     - Price = 100% of the fair market value on the date of grant

     -    Granted to participants regardless of
          participation in the Purchased Restricted
          Stock (PRS) Program

     -    No option to take cash instead of Stock
          Options

     - Option awards granted at the beginning of the program year, but will be subject to satisfactory performance of bonus criteria

     -    Three-year cumulative (cliff) vesting

     -    Option Term = 10 years

LONG TERM INCENTIVE PLAN (LTIP)

- - - -    STOCK OPTIONS PROGRAM (Continued)

EXAMPLE


     Annual Salary:                     $100,000

     Target Annual Bonus:               $ 15,000 (15%)

     Fair Mkt Value of Stock Option:    $6.00

     Stock Options Granted:             2,500 shares

(Formula: Annual Salary x LTIP Award % x 50% Divided by FMV)

($100,000 x 15% x 50% = $7,500 divided by $6.00 = 2,500
Options Granted)

LONG TERM INCENTIVE PLAN (LTIP)

- - - -    PURCHASED RESTRICTED STOCK PROGRAM

     -    Participation in this program is optional

     - Opportunity to give up portion or all of bonus to purchase Restricted Stock at 50% of current stock price (discounted stock price)

     - Executive determines the percent of bonus (or flat dollar amount) to allocate toward the purchase of discounted restricted stock

EXAMPLES

                       (A)                        (B)

Annual Salary =     $100,000                 $100,000
Target Bonus =      15% or $15,000           15% or
                                             $15,000
LTIP Award % =      15%                      15%
Elected Deferral =  50% of Target Bonus 1st  $10,000
Actual Award =      $10,000                  $10,000
Amount Deferred =   $5,000                   $10,000
Cash Received =     $5,000                   $0.00


LONG TERM INCENTIVE PLAN (LTIP)

- - - -    PURCHASED RESTRICTED STOCK PROGRAM
     (Continued)

     -    Allocations to the Purchased Restricted Stock
          Program must be made in advance consistent with deferred compensation rules

     -    Vesting = 3-year cliff vesting

     -    Maximum deferral:  100% of Annual Bonus

LONG TERM INCENTIVE PLAN (LTIP)


TREATMENT OF CHANGES IN EXECUTIVES' STATUS



CHANGE IN EMPLOYMENT             TREATMENT
STATUS DURING            PURCHASED
RESTRICTION              RESTRICTED
REQUIRED                 STOCK               OPTIONS


Death,
Disability,
Retirement           Restrictions          100% vesting
                     lapse on shares

Termination by
the Company
without cause
(layoff)           Stock payment equal   Vesting to the
                   to the stock's fair   to the date of
                   market value on the   termination.
                   last day of           Other options
                   employment.           forfeit

Termination by     Cash payment equal    Forfeiture
the Company with   to the lesser of
Cause              the stock's fair
                   market value on the
                   last day of employment
                   or the purchase amount
                   of the stock

Other Terminations Cash payment equal to  Forfeiture
                   the lesser of the
                   stock's fair market
                   value on the last
                   day of employment or
                   the purchase amount
                   of the stock

LONG TERM INCENTIVE PLAN (LTIP)

- - - -    PURCHASED RESTRICTED STOCK PROGRAM
     (CONTINUED)

     EXAMPLE A

     -    Annual Salary:                $100,000

     -    Annual Bonus:                 $ 15,000

     -    Elected Deferral to Stock:    60% of Bonus or
                                        $42,000

     -    Cash Received                 $28,000

     -    Current Stock Price:     $25.00 per share

     - Discounted Stock Price (50%): $12.50 per share

     -    LTIP Purchased Restricted Stock: 3,360 shares

     -    Value of PRS shares:$84,000 (3,360 x $25)

LONG TERM INCENTIVE PLAN (LTIP)

- - - -    PURCHASED RESTRICTED STOCK PROGRAM
     (CONTINUED)


     EXAMPLE B

- - - -    Annual Salary:                     $200,000

- - - -    Annual Bonus:                      $ 70,000

- - - -    Elected Deferral to Stock:         30% of Bonus or
                                        $21,000

- - - -    Cash Received                      $49,000

- - - -    Current Stock Price:               $25.00 per
                                        share

- - - -    Discounted Stock Price (50%): $12.50 per share

- - - -    LTIP Purchased Restricted Stock:   1,680 shares

- - - -    Value of PRS shares:     $42,000 (1,680 x $25)

TOTAL DIRECT COMPENSATION


EXAMPLE A:  CURRENT VALUE

Annual Salary                 $200,000

Annual Cash Bonus Paid ($70,000 - $42,000 Deferred)
$ 28,000

Long Term Incentives*              $119,000

     Total Direct Compensation     $347,000

     *Long Term Incentives

     LTIP Stock Options       5,600 x $ 6.25 $ 35,000

     LTIP PR Stock            3,360 x $25.00 $ 84,000


     Estimated Value of LTIP Incentives $119,000

     TOTAL DIRECT COMPENSATION


     EXAMPLE B:  CURRENT VALUE


Annual Salary            $200,000

Annual Cash Bonus Paid ($70,000 - $21,000)   $ 49,000

Long Term Incentives*    $ 77,000

Total Direct Compensation     $326,000

     *Long Term Incentives

     LTIP Stock Options       5,600 x $ 6.25 $ 35,000

     LTIP PR Stock            1,680 x $25.00 $ 42,000


     Estimated Value of LTIP Incentives $ 77,000

     TOTAL DIRECT COMPENSATION

     STOCK OWNERSHIP GUIDELINES



                        NUMBER OF TIMES SALARY
               FOR EXECUTIVES WHO   RETENTION GOALS FOR
               DIDN'T PARTICIPATE   THOSE WHO ALREADY
               IN FOUNDERS STOCK    OWN SIGNIFICANT
  GROUP                                  STOCK

Chairman and CEO      -                     7x
SVP and COO           -                     5x
SVP, Finance          -                     5x
SVP, G.C. & Corp
  Sec'y

SVP, Development

SVP, Controller     .5x                     3x
RVPs                .5x                     3x
Other Officers      .5x                     1x
Regional AVPs       .5x                     1x
Certain Corporate
Directors/Managers  .15x                   .5x
Hospital CEOs       .25x                    -
Hospital CNOs,
 CFOs, COOs         .15x                    -

- - - -    Goal to be met in three years


APPENDIX A

ANNUAL SALARY


For-Profit Hospital Management Companies


- - - -    American Healthcare Management, Inc.


- - - -    American Medical Holdings, Inc.


- - - -    Charter Medical Corporation


- - - -    Galen Health Care, Inc.


- - - -    Hospital Corporation of America


- - - -    National Medical Enterprises, Inc.